Exhibit 10.2

EXECUTION VERSION

REAFFIRMATION AND AMENDMENT AGREEMENT

THIS REAFFIRMATION AND AMENDMENT AGREEMENT, dated as of June 29, 2020 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is entered into by and among STAMPS.COM INC., a Delaware corporation (the “Borrower”), the Subsidiaries of the Borrower identified on the signature pages hereto, as guarantors (collectively, the “Subsidiary Guarantors” and each, individually, a “Subsidiary Guarantor” and the Borrower together with the Subsidiary Guarantors, the “Credit Parties” and each, a “Credit Party”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the lenders from time to time party to the New Credit Agreement referenced below (in such capacity, the “Administrative Agent”).

Statement of Purpose

WHEREAS, the Borrower, certain financial institutions party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent, are parties to that certain Credit Agreement dated as of November 18, 2015 (as previously amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower, each lender from time to time a party thereto (collectively, the “Lenders” and each, individually, a “Lender”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “New Credit Agreement”) which by its terms amends and restates, but does not novate, the terms of the Existing Credit Agreement;

WHEREAS, each of the Credit Parties is party to one or more of the following: (a) that certain Guaranty Agreement, dated as of November 18, 2015 (as previously amended, restated, supplemented or otherwise modified prior to the date hereof, the “Guaranty Agreement”), (b) that certain Collateral Agreement, dated as of November 18, 2015 (as previously amended, restated, supplemented or otherwise modified prior to the date hereof, the “Collateral Agreement”) and (c) that certain Collateral Assignment of Material Contracts, dated as of November 18, 2015 (as previously amended, restated, supplemented or otherwise modified prior to the date hereof, the “Assignment”); and

WHEREAS, the Administrative Agent and the Lenders have requested that each Credit Party execute and deliver this Agreement to confirm (a) that the Guaranty Agreement, the Collateral Agreement, the Assignment and each of the other Loan Documents to which it is a party remains in full force and effect, as amended and supplemented by this Agreement, (b) the validity of the Liens and assignments granted pursuant to the Collateral Agreement, the Assignment and each of the other Loan Documents to which it is a party and (c) that the Collateral Agreement, the Assignment, each of the other Loan Documents to which it is a party and such Liens and assignments support and secure, and will continue to support and secure, the Secured Obligations under the New Credit Agreement.  Each Credit Party has agreed to execute and deliver this Agreement pursuant to the terms hereof.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1         Definitions.  Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the New Credit Agreement or, to the extent not defined in the New Credit Agreement, in the applicable Security Document.

SECTION 2          Reaffirmation of Security Documents.  The Borrower and each other Credit Party hereby (a) acknowledges and consents to all the terms and conditions of the New Credit Agreement and this Agreement, (b) reaffirms, ratifies and confirms its respective payment and performance obligations, contingent or otherwise, if any, under the Guaranty Agreement, the Collateral Agreement (as amended and supplemented by this Agreement), the Assignment and each of the other Loan Documents to which it is a party and (c) reaffirms, ratifies and confirms that each of the Liens granted in or pursuant to the Collateral Agreement, the Assignment and each of the other Loan Documents to which it is a party is valid and subsisting as security for, and continues to secure, the payment and performance of the Secured Obligations outstanding at any time under the New Credit Agreement, including, without limitation, all additional Secured Obligations resulting from or incurred pursuant to the New Credit Agreement.  Each reference in the Guaranty Agreement, the Collateral Agreement, the Assignment and each of the other Loan Documents to “Secured Obligations” shall mean and be a reference to “Secured Obligations” as defined in the New Credit Agreement.  In furtherance of, but without limiting the generality of the foregoing, each of the Credit Parties hereby grants and pledges to the Administrative Agent, for the benefit of itself and the other Secured Parties, a continuing security interest in, all of such Credit Party’s right, title and interest in the Collateral (as defined in the Collateral Agreement) and such Credit Party’s power to transfer rights in such Collateral, whether now owned or at any time hereafter acquired by such Credit Party or in which such Credit Party now has or at any time in the future may acquire any right, title or interest, or the power to transfer rights therein, and wherever located or deemed located as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

SECTION 3            Amendments to Collateral Agreement.  The Collateral Agreement is hereby amended by:

(a)          deleting the period at the end of clause (x) in the definition of “Excluded Property” in the proviso to Section 2.1 (“Grant of Security Interest”) thereof and replacing it with “; and” and inserting the following new clause (xi) thereafter:

“(xi)          any margin stock (as such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System) and any Equity Interests issued by any Immaterial Subsidiary.”; and

(b)        deleting the phrase “any Collateral which, to the knowledge of such Grantor, constitutes “margin stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System, excluding such Collateral existing on the date hereof and replacements or substitutions thereof,” in Section 4.4 (“Required Notifications”) thereof and replacing it with “[reserved]”;

(c)          adding the phrase “or Investment Property that is Excluded Property” after the words “Specified Investment Property” in clause (iv) of Section 4.4 (“Required Notifications”) thereof; and

(d)          adding the phrase “or such items are Excluded Property” immediately before the period at the end of Section 4.5 (“Delivery Covenants”) thereof; and

(e)         adding the phrase “such Grantor shall notify the Administrative Agent in writing of the location and amount of such Excess Collateral and upon the request of the Administrative Agent” immediately before the words “such Grantor shall notify in writing such Person of the Security Interests created hereby” in clause (c) of Section 4.6 (“Control Covenants; Covenants as to Third Parties”) thereof.

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SECTION 4          Replacement of Collateral Agreement Schedules.  Subject to the terms and conditions hereof, and the effectiveness of this Agreement, each of the Schedules to the Collateral Agreement are hereby deleted and replaced with the applicable corresponding Schedules attached hereto as Annex A, which shall, from and after the effectiveness of this Agreement, constitute the Schedules to the Collateral Agreement and each Credit Party certifies that each of the representations and warranties in Section 3 of the Collateral Agreement are (after giving effect to the replacement of the foregoing schedules) true and correct on the date hereof as if all references therein to “as of the date hereof” (or any similar phrase) were deemed to refer to the Closing Date.

SECTION 5           Representations and Warranties.  Each Credit Party represents and warrants to the Administrative Agent and the Lenders as of the date hereof that each of the representations and warranties contained in the New Credit Agreement and in the Guaranty Agreement, the Collateral Agreement, the Assignment and the other Loan Documents to which it is a party shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects, with the same effect as if made on and as of the date hereof (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date).

SECTION 6          Limited Effect.  Except as amended and supplemented hereby, the Guaranty Agreement, the Collateral Agreement, the Assignment and each other Loan Document shall continue to be, and shall remain, in full force and effect.  This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Guaranty Agreement, the Collateral Agreement, the Assignment or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Guaranty Agreement, the Collateral Agreement, the Assignment or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Guaranty Agreement, the Collateral Agreement, the Assignment or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.

SECTION 7          Successors and Assigns.  The terms of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties to this Agreement.

SECTION 8          Counterparts; Execution; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9          Governing Law; Jurisdiction; Waiver of Jury Trial.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  Sections 12.5(b), (c) and (d) and 12.6 of the New Credit Agreement are hereby incorporated by herein by this reference.

SECTION 10          Loan Document.  This Agreement shall be deemed to be a Loan Document under (and as defined in) the New Credit Agreement for all purposes.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first set forth above.

STAMPS.COM INC., a Delaware corporation

By:	/s/ Jeff Carberry
Name:	Jeff Carberry
Title:	Chief Financial Officer

AUCTANE LLC, a Texas limited liability company

By:	/s/ Jeff Carberry
Name:	Jeff Carberry
Title:	Chief Financial Officer

INTERAPPTIVE, INC., a Missouri corporation

By:	/s/ Jeff Carberry
Name:	Jeff Carberry
Title:	Chief Financial Officer

PSI SYSTEMS, INC., a California corporation

By:	/s/ Jeff Carberry
Name:	Jeff Carberry
Title:	Chief Financial Officer

SHIPPINGEASY, INC., a Delaware corporation

By:	/s/ Jeff Carberry
Name:	Jeff Carberry
Title:	Chief Financial Officer

SHIPPINGEASY GROUP, INC., a Delaware corporation

By:	/s/ Jeff Carberry
Name:	Jeff Carberry
Title:	Chief Financial Officer

Stamps.com
Reaffirmation Agreement
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Aron Solomon
Name:	Aron Solomon
Title:	Senior Vice President

Stamps.com
Reaffirmation Agreement
Signature Page

Annex A

[SCHEDULES TO BE ATTACHED]